TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

TRAINING DIRECT, LLC

Contents

Page

Accountant's review report	1

Financial Statements
Balance Sheet
As of September 30, 2009	2
Statement of Income
For the nine months ended September 30, 2009	3
Statement of Members' Equity
For the nine months ended September 30, 2009	4
Statement of Cash Flows
For the nine months ended September 30, 2009	5

Notes to the financial statements	6 - 8

Accountant's Review Report

To the Board of Directors
Training Direct, LLC
Bridgeport, CT

I have reviewed the accompanying balance sheet of Training Direct, LLC as of September 30, 2009, and the related statement of income, members' equity, and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of Training Direct, LLC.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. A review is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
December 19, 2009

TRAINING DIRECT, LLC
BALANCE SHEET
SEPTEMBER 30, 2009

ASSETS

Current Assets
Cash	$7,733
Student tuition receivable, net of allowance for uncollectables of $8,087	161,952
Total current assets	169,685

Property and Equipment, at cost, net of accumulated depreciation of $143,163	128,323

Other Assets
Security deposits	2,358

Total assets	$300,366

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$27,267
Accrued expenses payable	17,787
Bank loan payable	4,843
Current portion of equipment lease payable	15,065
Deferred tuition revenue	75,816
Total current liabilities	140,778

Long-Term Liabilities - equipment lease payable	28,922

Members' Equity	130,666

Total liabilities and members' equity	$300,366

See accountant's review report and accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTMBER 30, 2009

Revenues
Tuition Revenue	$846,122
Less: tuition refunds	(26,252)
Net tuition revenue	819,870

Operating Costs and Expenses
Student instructional costs	282,284
Recruitment costs	130,963
Occupancy costs	52,426
General and administrative expenses	293,796
Total operating costs and expenses	759,469

Operating income before depreciation	60,401

Depreciation expense	12,009

Net income	$48,392

See accountant's review report and accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

Balance - January 1, 2009	$73,774

Capital contributions, net	8,500

Net income for the nine months ended September 30, 2009	48,392

Balance - September 30, 2009	$130,666

See accountant's review report and accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

Cash Flows from Operating Activities
Net income	$48,392
Noncash item included in net income:
Depreciation expense	12,009
60,401

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	(65,725)
Increase (decrease) in liabilities:
Accounts payable	(1,142)
Accrued expenses payable	10,015
Deferred tuition revenue	55,369
(1,483)

Net cash provided by operating activities	58,918

Cash Flows from Investing Activities:
Purchase of furniture and equipment	(50,551)
Purchase of leasehold improvements	(68,575)
Cash Flows from Financing Activities:
Bank loan payable increases	4,843
Equipment lease payable increases	48,517
Equipment lease repayments	(4,530)
Capital contributions from members	59,605
Capital distributions to members	(51,105)

Net decrease in cash	(2,878)

Cash - January 1, 2009	10,611

Cash - September 30, 2009	$7,733

Supplemental disclosure of cash flow information:
Cash paid during the nine months for interest	$728
Cash paid during the nine months for income taxes	$0

See accountant's review report and accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
September 30, 2009

Note 1 - Summary of Significant Accounting Policies

Nature of Operations
Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004.  The company owns and operates Training Direct, a state licensed vocational training school.  The school provides vocational education and training programs to its students

Revenue Recognition
The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method.

Concentration of Credit Risk
At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Accounts Receivable
Accounts Receivable are recorded net of an allowance for uncollectibles. The allowance is estimated from historical performance and managements' experience.

Depreciation
Property and equipment are recorded at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred.

Income taxes
The company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Training Direct, LLC
Notes to Financial Statements
September 30, 2009

Note 2 - Property and Equipment
The major classifications of property and equipment, which include $48,517 of capitalized equipment under lease obligation, are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	66,161
Leasehold improvements	5	71,075
		271,486
Accumulated depreciation		(143,163)
Net book value		$128,323

Note 3 - Lease Commitment
Through September 30, 2009, the  company leased its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement.  The agreement required monthly payments of $2,550 and required the company to pay for repairs, maintenance, taxes, and insurance.

On October 9, 2009 the company moved to 3885 Main Street, Bridgeport, CT subject to a ten year lease, with an option to renew for an additional five years. Terms of the lease require minimum monthly payments of $5,850 plus annual increases of three percent or the CPI annual increase, if greater. In addition, the company must pay for repairs, maintenance, and insurance.  The minimum remaining rent payments are as follows:
Year
2009	$17,550
2010	70,727
2011	72,848
2012	75,034
2013 - 2019	568,605
$804,764

Note 4 - Equipment Lease Payable
The company is obligated under a 36 month equipment lease agreement for new office and classroom furniture. Terms of the lease require monthly payments of $1,488.
Lease payable balance	$52,367
Deferred interest on capitalized lease	(8,380)
43,987
Current portion	15,065
Long-term portion	$28,922

Training Direct, LLC
Notes to Financial Statements
September 30, 2009

Note 5 - Bank Loan
The company has a $10,000 unsecured bank line of credit.  As of September 30, 2009, there was an outstanding loan balance of $4,843.

Note 6 - Advertising
The company expenses advertising as incurred.  Advertising expense for the nine months ended September 30, 2009 was $33,142.

Note 7 - Significant Subsequent Event
Subsequent to September 30, 2009 the members of Training Direct LLC signed a letter of intent to sell all of their interest in the company.  The current management and other personnel of the company are expected to continue to operate the school after the change of ownership occurs.